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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Amendment No. 1 to the Registration Statement (No. 333-29873) of CTB International Corp. on Form S-1 of our report dated February 5, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Deloitte & Touche LLP

July 8, 1997

Chicago, Illinois